Bear Sterns 11th Annual

Retail, Restaurants & Apparel Conference

March 8-11, 2005

Forward Looking Statement

Statements in this presentation which are not purely historical facts are forward-looking statements, including statements containing the words
“believe”, “estimate”, “project”, “expect” or similar expressions.  These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended.  All forward-looking statements are based upon information available to Innovo Group Inc. on the date of this release.  Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the
Company’s products in the marketplace, successful implementation of its strategic plan, the extension or refinancing of its existing bank facility and the restrictions any such extension or refinancing could place on the
Company, the ability to obtain new financing from other financing sources, the ability to generate positive cash flow from operations and asset sales, competitive factors, dependence upon third-party vendors, and other risks detailed in the Company’s periodic report filings with the Securities and
Exchange Commission. By making these forward-looking statements, the
Company undertakes no obligation to update these statements for revisions or changes after the date of this release.  Readers are cautioned not to place undue reliance on forward-looking statements.

Proprietary & Confidential  2

Discussion Topics

  Corporate Overview

  Product Portfolio

  Sourcing & Customers

  Financial Overview

  Q&A

Proprietary & Confidential  3

indie

JOE'S JD
www.joesjeans.com

BETSEY JOHNSON

AMERICAN EAGLE OUTFITTERS

Kmart Since ROUTE 66 1926

TARGET

Mossimo

Company Highlights

In the Fashion Business: marketing a “portfolio” of denim
lifestyle apparel products.

A Boutique Denim House: offering a “Denim Buffet.”

Flagship Joe’s Jeans Brand: one of the premier denim
brands in the marketplace.

Blue Chip Customer Base: diversified and international.

Growth Company:  platform capable of generating
significant revenue growth.

Capitalizing on the denim market.

Proprietary & Confidential  4

Corporate Overview

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Innovo Group Inc. (“IGI”) NasdaqSC
ticker: “INNO”.

Two main apparel operating
subsidiaries:  Innovo Azteca Apparel
Inc. and Joe’s Jeans Inc.

Accessory and craft subsidiary:
Innovo, Inc., now being treated as a
discontinued operation.

Headquarters in Los Angeles, CA:
operations and/or showrooms in
New York, Los Angeles, Mexico,
Tokyo and Paris.

Corporate Overview

Proprietary & Confidential  6

Proprietary & Confidential  6

Organization

Innovo Group, Inc. (“IGI”)

Parent Company

Nasdaq:INNO

Innovo Azteca
Apparel, Inc.
(“IAA”)

Branded and Private
Label Apparel

Innovo, Inc.
(“II”)

Branded and Private Label
Accessories & Craft Products

Joe’s Jeans, Inc.
(“JJ”)

Branded High-End
Fashion Apparel

Proprietary & Confidential  7

Chronology

1987
Innovo, Inc.
(“II”) formed
to design and
market craft
and accessory
products

1985

1990

1995

2000

2005

1989
IGI begins
trading on
Nasdaq
(INNO)

1998
Current
management
team gets
involved

2003
IGI purchases
Blue Concepts
and begins
selling denim
products to
American Eagle

2001
IGI launches
Joe’s Jeans

2003
IGI enters urban
apparel market

2000
IGI recapitalized  and
begins focusing on
branded and private
label denim apparel

2004
IAA terminates
urban apparel
operations

2004

Entered into
license for
Betsey Johnson
and launched
indie™

Proprietary & Confidential  8

Why Innovo?

Proprietary & Confidential  9

1.

Products

We design desirable fashion

 forward apparel products.

Our products sell.

We know denim.

2.

Marketing

We are a “Marketing” company

 with a diversified portfolio of

 product lines.

Great products will not

 sell unless consumers know

 about them.

Fashion is entertainment.

Why Innovo?  (cont’d)

Proprietary & Confidential  10

3.

Sales

Strong domestic retail relationships.

Strong international distribution for

 branded product.

4.

Sourcing

We can deliver.

Source products from around

 the world.

Can produce in large volume;

 support of strategic suppliers.

Can supply products that retail from

 $19.99 to $279.99.

5.

People

Our people have over 700 years

 of combined experience in the

 denim business.

Corporate Philosophy

Proprietary & Confidential  11

1.

Diversified Business Model

Different horses pulling the cart; a “Denim

 Buffet Portfolio.”

2.

Keep it Light

Sales and marketing company; let others do

 the heavy lifting.

3.

Brand Building

Creates immediate value and a

 long term asset.

4.

Believe in Marketing

Support brands through extensive

 marketing.

5.

We Love Denim

Denim is an industry cash cow and our

 strength.

Product Portfolio

Proprietary & Confidential  12

JOE'S
www.joesjeans.com
indie
BETSEY JOHNSON

AMERICAN EAGLE OUTFITTERS
kmart
ROUTE 66
TARGET
MOSSIMO

Product Portfolio

What Do We Produce?

Consumer Product Categories?

Denim & Denim Related  Apparel

Branded                                                        Private Label

Proprietary & Confidential  13

Branded Apparel
Portfolio

Proprietary & Confidential  14

JOE'S JD
www.joesjeans.com

THE
SOCIALITE
[n:classic fit]
STRAIGHT ACROSS
THE HIP AND CRISPER IN
ILLUSION OF A LONG,
SEXY SILHOUETTE.
A COCKTAIL PARTY, YOU'LL
FUSE SOPHISTICATED
THE
MUSE
IT'S NO WONDER THAT
HOLLYWOOD
GLAMOUR
HIGHER WAIST
WITH A CERTAIN
SOPHISTICATED STYLE.
THE
HONEY
[n:booty fit]
CURVY, VOLUPTUOUS
AND SEXY ARE JUST A FEW
FITTED AT THE WAIST
ULTRA FEMININE
PHYSIQUE.
THE
TWIGGY
[n:skinny fit]
JUST SUPPOSE
YOU DISCOVERED THE
INDIVIDUALS. THINK
SLIM, SEXY,
SUPERMODEL
PERFECT. GO AHEAD, MAKE
THE REST OF THEM ENVIOUS.
THE
PROVOCATEUR
[n:petite fit]
WHEN LATE NIGHTS AND
GENUINE ATTRACTION
SHORTER INSEAM
HAS ALL THE SEX APPEAL
IN THE WORLD.
THE
ROCKER
[n: skinny flare]
THIS SILHOUETTE'S
DEVASTATINGLY
ROCK STAR
ANSWER TO AUTHENTIC
ROCK AND ROLL STYLE
THE
LOVER
[n:relaxed fit]
A LITTLE LOOSER
YOUR BOYFRIEND'S PANTS.
THIS FIT IS JUST LIKE
FOR YOU. AND
IT'S SURE TO BE AROUND
THE
STARLET
[n:sexy fit]
SUPER FITTED
CONTOURED AND SEXY.
SWEAR THEY'RE COUTURE.
THINK QUINTESSENTIAL
PARTY GIRL
AS OUR MUSE.

What?
Joe’s Jeans division develops high fashion denim
products for men and women under the Joe’s
Jeans® brand and sportswear products under the
Joe’s® brand.

Where?
Domestic:   Sold to high-end retailers including
Barney’s, Saks, Bloomingdales, Macy’s and
Nordstrom.

When?
Launched in FY 01.

How Much?
Joe’s - $140 to $179 ..
Joe’s Premium - $240 to $275.

Latest?
One of the hottest denim brands in the
marketplace.

International:  Marketed and distributed to
over 30 countries worldwide through
partnerships with  Itochu Corporation in
Japan and Beyond Blue for other international
markets..

Proprietary & Confidential  15

Proprietary & Confidential  15

Mercedes Benz Fashion Week at Smashbox
Studios

Wow, JOE’S was the most
beautiful show I have ever
seen!!”,
Karen Bralisford,
In Touch Weekly

“I had no idea JOE’S was moving
in such fabulous new directions!!”,
Amanda Luttrell-Garrigus,
Angeleno Magazine

The beautifully choreographed & artistic
experience, complete with twenty-one
sleek looks portraying confident
futuristic dames and gents, confirmed
that JOE’S truly has grown well beyond
its denim beginnings.

“I want to order all the looks JOE’S
showed…so sexy & modern!!”,
Golden Brooks,
UPN’s “Girlfriends”

Proprietary & Confidential  16

indie

IMAGINE YOU WERE ABDUCTED BY ALIENS AND YOU WEREN'T WEARING YOUR INDIES.

What?
Joe’s Jeans design team has developed a
new denim line for women under the
indie™ brand name.

How Much?
Denim Jeans - $88 to $119.

Where and When?
Began shipping January 2005 to better
department and specialty stores.

Proprietary & Confidential  17

Leveraging the flagship Joe’s Jeans brand
utilizing European fabrics and American
finishing and the Company’s expertise in
producing denim products.
Attacking lower price point than Joe’s.

Proprietary & Confidential  18

What?
The company has a licensing agreement to
develop fashion denim bottoms and related
tops under the Betsey Johnson® brand.

Where?
Selling to all Betsey Johnson retail
and specialty stores.

History?
Over 30 years of brand recognition.

How Much?
Retail price points: $120 to $160.

When?
Released in Fall ‘04.

Private Label Apparel
Portfolio

Proprietary & Confidential  19

AMERICAN EAGLE OUTFITTERS

TARGET

Mossimo

Kmart

Since ROUTE 66 1926

Private Label Apparel Overview

Proprietary & Confidential  20

Veteran apparel industry management

with expertise in private label denim.

Large volume production capabilities.

We provide customers with a fashionable

high-quality product that sells.

American Eagle Outfitters, Target’s

Mossimo and Kmart currently are the

divisions main customers.

Accessories & Craft

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Accessories & Craft

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The Company was originally founded

around the accessory and craft business.

During the fourth quarter of 2004, the

Company decided to exit the accessory

business in an effort to dedicate its

resources towards it growing apparel

operations.

The Company is currently continuing to

operate its craft but intends to

ultimately sell the business.

As of the fourth quarter of fiscal 2004,

the accessory and craft operations will

be treated and reported as a

discontinued operation.

Sourcing & Customers

Proprietary & Confidential  23

International Sourcing

The Company sources its products from
third party suppliers all over the world.

Far East:  Products purchased from
suppliers in the Far East are managed and
monitored through third party agents.

Mexico:  The Company primarily sources
its denim products out of Mexico through
Azteca Productions International, a
strategic partner of the Company whose
principals own approximately 20% of
IGI’s common stock.

Azteca Production

International, Inc.

Proprietary & Confidential  24

Azteca is a worldwide leader in the
manufacturing of denim apparel products.

Domestic:  The Company sources products in
the domestic markets when economically
feasible, allowing for shorter lead times and
better quality control.

SAKS FIFTH AVENUE

TARGET

Dillard's

AMERICAN EAGLE OUTFITTERS

LOEHMANN'S

Marshall Field's

henri bendel

Kmart

SEARS
Where else?™

bloomingdale's

BETSEY JOHNSON

macy's

HARVEY NICHOLS

BERGDORF GOODMAN

ANTHROPOLOGIE

Lord & Taylor

BARNEYS NEW YORK

Fred Segal

ZTAMPZ

a pea in the pod
MATERNITY REDEFINED

SELFRIDGES&Co

NORDSTROM

International Blue Chip Base

Gio Moretti

Proprietary & Confidential  25

Financial Highlights

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Financial Model for 2005

Model will provide for healthy profits in 2005:

1.

Key sales drivers in 2005 & 2006:

2.

Gross margins.

3.

Selling expense.

4.

Payroll and other fixed G&A expenses.

Proprietary & Confidential  27

Branded – Joe’s, indie and Betsey Johnson.

Private Label – AEO, Target and Kmart.

0.8

0.9

1.5

2.6

2.7

2.5

3.4

3.2

7.0

2.1

6.1

2.6

0.1

13.1

3.2

1.2

25.5

3.5

4.6

8.3

1.7

3.0

18.5

4.4

2.6

29.3

5.0

1.8

21.9

7.4

0.9

$0

$5

$10

$15

$20

$25

$30

$35

$40

1Q’02

2Q’02

3Q’02

4Q’02

1Q’03

2Q’03

3Q’03

4Q’03

1Q’04

2Q’04

3Q’04

4Q’04

Private Label

Branded

Fetish & Shago

Net Sales

Pro Forma (excluding urban apparel) sales grew 53% from $63 million to $96 million.

Branded sales grew 61% in 2004 and 108% sequentially in 4q’04.

Branded growth will be driven by both Joe’s and the recently launched indie line.

Pro Forma for the Blue Concepts acquisition, private label sales declined 22%.

With improved liquidity we anticipate an increase in private label sales in 2005.

Proprietary & Confidential  28

Gross Margin

Gross Margin

(FYE November)

Targeting gross margins between 20% - 24%.

Maintain branded gross margins at 40% and private label gross margins at 15%.

Room for improvement in each category.

Consolidated gross margin is a function of mix.

Target mix shift to 70/30 private label versus branded.

Proprietary & Confidential  29

27%

30%

15%

6%

15%

10%

21%

23%

20% - 24%

0%

5%

10%

15%

20%

25%

30%

1Q'03

2Q'03

3Q'03

4Q'03

1Q'04

2Q'04

3Q'04

4Q'04

Target

77%

23%

70%

30%

80%

20%

88%

12%

83%

17%

81%

19%

86%

14%

75%

25%

30%

0%

20%

40%

60%

80%

100%

1Q'03

2Q'03

3Q'03

4Q'03

1Q'04

2Q'04

3Q'04

4Q'04

Target

2.3%

2.6%

2.2%

2.8%

2.8%

3.7%

3.1%

3.9%

3.5% - 4.5%

0%

1%

2%

3%

4%

5%

1Q'03

2Q'03

3Q'03

4Q'03

1Q'04

2Q'04

3Q'04

4Q'04

Target

Selling Expense

Selling Expense

(FYE November)

Targeting variable selling expense at 4% in 2005:

Sales commissions / Royalties / Earn-outs.

Branded selling expense = 11% of sales.

Private label selling expense = 2.5% of AEO sales.

0.7

1.2

1.5

1.9

2.4

2.2

1.9

1.9

2.0 - 2.2

0.0

0.5

1.0

1.5

2.0

2.5

1Q’03

2Q’03

3Q’03

4Q’03

1Q’04

2Q’04

3Q’04

4Q’04

Target

Payroll Expense

Payroll Expense

(FYE November)

Proprietary & Confidential  31

Targeting payroll expense between $8.0 and $8.4 million in 2005.

Reduced direct payroll expense by 20% from 2004 peak.

Fill-in select areas in 2005 to handle growth.

1.1

1.5

2.5

2.8

2.6

4.7

1.6

1.8

1.9 - 2.1

0.0

0.5

1.0

1.5

2.0

2.5

3.0

3.5

4.0

4.5

5.0

1Q’03

2Q’03

3Q’03

4Q’03

1Q’04

2Q’04

3Q’04

4Q’04

Target

Fixed G&A

Fixed G&A Expense

(FYE November)

Proprietary & Confidential  32

Biggest components of fixed G&A are advertising and professional fees.

Started spending advertising dollars on indie in 1q’05.

Professional fee expense will increase because of SOX 404.

Intend to hold other G&A expenses in-line with 4q run-rate.

1.7

4.1

5.2

6.6

9.1

8.7

16.3

29.0

10.0

22.9

34.3

29.3

0.4

1.1

0.3

0.4

-0.3

-1.8

-4.5

-3.8

-5.4

3.0

2.1

-0.3

-$10

$0

$10

$20

$30

$40

1Q’02

2Q’02

3Q’02

4Q’02

1Q’03

2Q’03

3Q’03

4Q’03

1Q’04

2Q’04

3Q'04

4Q'04

Pro Forma Net Sales

EBITDA

EBITDA

Exited the urban
apparel business

Proprietary & Confidential  33

3Q & 4Q were indicative of our core denim operations going forward.

Excluding urban apparel:  anticipate EBITDA break-even at approximately
$21 to $22 million in sales.

Recap of Income Statement

1.7

1.5

1.2

Interest

8.0

7.1

6.4

     Fixed G&A

1.6

1.5

1.5

D&A

Mid-
Point

Annualized

Pro Forma
($ in millions)

$7.7

3.1%

21%

3q’04

$7.6

3.9%

23%

4q’04

4.0%

     Selling

Total SG&A:

$8.4

     Payroll

20% - 24%

Gross Margin

2005

Gross margin between 20% - 24%.

Maintain selling expense at 4% of sales.

From 4q run-rate, increase payroll
expense 11% to add employees to support
sales growth.

From 4q run-rate, 13% fixed G&A
increase as a result of higher advertising
spend and professional fees related to
SOX 404.

D&A relatively flat – not a PP&E
intensive business.

Increase in bank debt somewhat offset
by reduction of note payable and
conversion of convertible notes.

Net income break-even at approximately
$100 million in sales.

Proprietary & Confidential  34

Financial Highlights

Proprietary & Confidential  35

 Current Price (as of 3/7/05):

$5.39

Stock Symbol:

Nasdaq: INNO

Shares Outstanding (fully dil):

33,532,000

Float:

17,500,000

Average Daily Volume:

553,045

52 Week High:

$5.05

52 Week Low:

$1.09

Market Cap:

$180,737,480

Questions & Answers